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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  January 14, 1997
                                                       ----------------


                       Leucadia National Corporation
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           (Exact Name of Registrant as Specified in its Charter)

                                  New York
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               (State or Other Jurisdiction of Incorporation)

            1-5721                                     13-2615557
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

    315 Park Avenue South, New York, N.Y.                      10010
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 460-1900
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            (Registrant's Telephone Number, Including Area Code)


---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.   Other Events
               ------------

               The information set forth in the press release issued by Leucadia National Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.

     Item 7.   Financial Statements, Pro Forma Financial Statements and
               --------------------------------------------------------
     Exhibits
     --------

               (c)  Exhibits
                    --------

               99.1 Press release of Leucadia National Corporation dated January 14, 1997.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEUCADIA NATIONAL CORPORATION



                                   By: /s/ Barbara L. Lowenthal
                                      ---------------------------
                                      Barbara L. Lowenthal
                                      Vice President and
                                      Comptroller

     Date: January 14, 1997


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                                  EXHIBIT INDEX


     Item No.
     --------

     99.1           Press release of Leucadia National Corporation dated
                    January 14, 1997.






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